UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2016
___________________________
SPRINT CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-04721	46-1170005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Sprint Parkway
Overland Park, Kansas 66251
(Address of principal executive offices, including zip code)

(855) 848-3280
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2016, the 2016 annual meeting of stockholders (the “Annual Meeting”) of Sprint Corporation (the “Company”) was held, at which the Company’s shareholders approved the Amended and Restated 2015 Omnibus Incentive Plan (the “Amended Omnibus Plan”). A description of the material terms and conditions of the Amended Omnibus Plan is provided under the heading "Proposal 4 - Approval of the Amended and Restated 2015 Omnibus Incentive Plan" starting on page 70 of the Company's proxy statement filed with the Securities and Exchange Commission on September 22, 2016, which description is incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders

              The Annual Meeting was held on November 1, 2016. Stockholders representing 3,900,477,174 shares, or approximately 98%, of the common shares outstanding as of the September 2, 2016 record date were present in person or were represented at the meeting by proxy.  Final voting results are shown below.

          The Company's bylaws provide that the directors receiving the highest number of votes "for" will be elected. Each other matter was determined by a majority of votes cast.

	Votes Cast For		Votes Withheld
	Number	% of Votes Cast	Number	Broker Non-Votes
Gordon M. Bethune	3,644,279,685	93.4%	103,095,160	153,102,329
Marcelo Claure	3,739,128,287	95.9%	8,246,558	153,102,329
Ronald D. Fisher	3,602,591,571	92.4%	144,783,274	153,102,329
Julius Genachowski	3,741,284,448	95.9%	6,090,397	153,102,329
Adm. Michael G. Mullen	3,647,092,130	93.5%	100,282,715	153,102,329
Masayoshi Son	3,726,079,575	95.5%	21,295,270	153,102,329
Sara Martinez Tucker	3,737,866,394	95.8%	9,508,451	153,102,329

Proposals Submitted by Board of Directors
Ratification of the selection of the independent registered public accounting firm (“Independent Auditor”) received the affirmative vote of a majority of the votes cast and was passed. The advisory approval of executive compensation is non-binding.

	Votes Cast For			Abstain	Broker Non-Votes
Proposal	Number	% of Votes Cast	Votes Cast Against
Ratification of selection of Independent Auditor	3,879,891,370	99.5%	18,135,304	2,450,500	N/A

Advisory approval of executive compensation	3,594,858,681	92.2%	151,550,772	965,392	153,102,329
Approval of the Company’s Amended 2015 Omnibus Incentive Plan	3,734,438,233	95.7%	11,965,063	971,549	153,102,329

Proposals Submitted by Stockholders
The Company did not receive any stockholder proposals to be voted on at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

November 3, 2016	By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp
Vice President and Corporate Secretary